UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

_______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2020

_______________________

ULTA BEAUTY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33764	38-4022268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Remington Blvd., Suite 120,
Bolingbrook, Illinois 60440

(Address of principal executive offices and ZIP code)

(630) 410-4800

(Registrant’s telephone number, including area code)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ULTA	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

      Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 3, 2020, the Board of Directors of Ulta Beauty, Inc. (“Ulta Beauty” or the “Company”) amended the Company’s By-Laws (the “By-Laws”) to provide that under certain circumstances, a stockholder or group of stockholders may include director candidates that they have nominated in the Company’s proxy materials for an annual meeting of stockholders, commencing with the Company’s 2021 annual meeting of stockholders. These proxy access provisions of the By-Laws provide, among other things, that a stockholder or group of no more than 20 stockholders seeking to include their director candidates in the Company’s proxy materials must own 3% or more of Ulta Beauty’s outstanding common stock continuously for at least the previous three years. The number of stockholder-nominated candidates appearing in any of the Company’s proxy materials cannot exceed the greater of two or 20% of the number of directors then serving on the Board of Directors. If 20% is not a whole number, the maximum number of stockholder-nominated candidates would be the closest whole number below 20%. Based on the current Board of Directors size of eleven directors, the maximum number of proxy access candidates that the Company would be required to include in the Company’s proxy materials is two. Nominees submitted under the proxy access procedures that are later withdrawn or are included in the proxy materials as Board-nominated candidates will be counted in determining whether the 20% maximum has been reached. If the number of stockholder nominated candidates exceeds 20%, each nominating stockholder or group of stockholders may select one nominee for inclusion in the proxy materials until the maximum number is reached. The order of selection would be determined by the amount (largest to smallest) of shares of Ulta Beauty common stock held by each nominating stockholder or group of stockholders. Requests to include stockholder-nominated candidates in the Company’s proxy materials for the Company’s 2021 annual meeting of stockholders must be received by the Company’s Corporate Secretary, at the Company’s principal executive office, no earlier than November 23, 2020 and no later than December 23, 2020. The nominating stockholder or group of stockholders also must deliver the information required by the By-Laws, and each nominee must meet the qualifications required by the By-Laws, so Ulta Beauty advises stockholders to review the By-Laws.

The foregoing description of the proxy access provisions of the By-Laws is qualified in its entirety by reference to the full text of new Section 15 of Article III of the By-Laws, as well as the By-Laws as so amended, copies of which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders.

On June 3, 2020, the Company held its 2020 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following proposals:

●	The election of Michelle L. Collins, Patricia A. Little, and Michael C. Smith as Class I directors to hold office until the 2023 annual meeting of stockholders;

●	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year 2020, ending January 30, 2021; and

●	An advisory vote to approve the Company’s executive compensation.

As of the April 6, 2020 record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting, 56,309,476 shares of the Company’s common stock were outstanding and eligible to vote, with one vote for each share held. Approximately 88.40% of all shares were represented at the Annual Meeting in person or by proxy. The following are the final votes on the matters presented for stockholder consideration at the Annual Meeting:

Election of Directors

The stockholders elected Michelle L. Collins, Patricia A. Little, and Michael C. Smith as Class I directors to hold office until the 2023 annual meeting of stockholders. The results of the vote were as follows:

	For		Withheld		Broker Non-Votes
Name	Votes	Percentage(1)	Votes	Percentage(1)	Votes	Percentage(2)
Michelle L. Collins	42,996,684	92.64%	3,416,632	7.36%	3,362,469	N/A

Patricia A. Little	46,316,316	99.79%	97,000	0.21%	3,362,469	N/A

Michael C. Smith	38,997,368	84.02%	7,415,948	15.98%	3,362,469	N/A

Ratification of the Appointment of Ernst & Young LLP for Fiscal 2020

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year 2020, ending January 30, 2021. The results of the vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage
47,168,849	94.76%	2,564,687	5.15%	42,249	0.09%	0.00	0.00%

Advisory Vote to Approve the Company’s Executive Compensation

The stockholders approved the Company’s executive compensation. The results of the advisory vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (2)
42,722,148	92.05%	2,521,222	5.43%	1,169,946	2.52%	3,362,469	N/A

(1)	Based on a total of all shares received and eligible to be counted as voted on this proposal at the Annual Meeting.
(2)	“N/A” means that broker non-votes and/or abstentions do not have any effect on the voting results on this proposal.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

The exhibit listed in the Exhibit Index below is being filed herewith.

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment to the By-Laws of Ulta Beauty, Inc. effective June 3, 2020
3.2	By-Laws of Ulta Beauty, Inc., as amended through June 3, 2020
104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTA BEAUTY, INC.

Dated: June 8, 2020	By:	/s/ Jodi J. Caro
Jodi J. Caro
General Counsel, Chief Compliance Officer and Corporate Secretary